EXHIBIT 8.1

Consolidated Companies Composing Registrant

EXHIBIT 8.1 PART I

ADDITIONAL INFORMATION ON CONSOLIDATED SUBSIDIARIES

COMPOSING THE BANCO BILBAO VIZCAYA ARGENTARIA GROUP

AS OF DECEMBER 31, 2004

			Percentage of Ownership				Thousand or Euros (*)
Company	Location	Line of Business	Direct	Indirect	Total		Capital Stock as of 12/31/04	Reserves as of 12/31/04	Net Income (loss) for 12/31/04	Net Investment G.E.
(ASA) AG.DE SEGUROS DE ARGENTARIA, S.A.	SPAIN	INSURANCE	100.00	0.00	100.00		1,624	325	506	1,368
ADMINISTRAD. DE FONDOS PARA EL RETIRO-BANCOMER,S.A DE C.V.	MEXICO	PENSIONS	17.50	82.50	100.00		10,339	65,570	63,507	327,415
ADMINISTRADORA DE FONDOS DE PENSIONES PROVIDA(AFP PROVIDA)	CHILE	PENSIONS	12.70	51.62	64.32		111,205	84,778	45,167	171,309
ADVERA, S.A.	ITALY	FINANCIAL SERVICES	50.00	0.00	50.00		5,000	0	940	2,620
AEROCER, S.A. DE C.V.	MEXICO	SERVICES	0.00	100.00	100.00		3,408	3,975	-190	7,194
AFP GENESIS ADMINISTRADORA DE FONDOS, S.A.	ECUADOR	PENSIONS	0.00	100.00	100.00		1,266	392	645	2,326
AFP HORIZONTE, S.A.	PERU	PENSIONS	24.85	75.15	100.00		4,079	6,368	16,135	28,079
AFP PREVISION BBV-ADM.DE FONDOS DE PENSIONES S.A.	BOLIVIA	PENSIONS	75.00	5.00	80.00		1,963	231	2,746	2,063
ALMACENES GENERALES DE DEPOSITO, S.A.E. DE	SPAIN	PORTFOLIO	83.90	16.10	100.00		14,934	20,551	29,975	12,649
ALTURA MARKETS, A.V., S.A.	SPAIN	INSTRUM. REAL ESTATE	50.00	0.00	50.00		10,000	2,041	6,366	5,000
ANCLA INVESTMENTS, S.A.	PANAMA	PORTFOLIO	0.00	100.00	100.00		7	54	5,844	9
ANIDA GRUPO INMOBILIARIO, S.L.	SPAIN	PORTFOLIO	100.00	0.00	100.00		172,621	185,331	27,383	198,357
ANIDA INMOBILIARIA, S.A. DE C.V.	MEXICO	PORTFOLIO	0.00	100.00	100.00		1,785	44	-61	1,750
APLICA TECNOLOGIA AVANZADA	MEXICO	SERVICES	100.00	0.00	100.00		3	-680	1,533	4
APOYO MERCANTIL S.A. DE C.V.	MEXICO	INSTRUM. REAL ESTATE	0.00	100.00	100.00		480	-455	-15	10
ARAGON CAPITAL, S.L.	SPAIN	FINANCIAL SERVICES	99.90	0.00	99.90		4	25,659	2,426	37,895
ARGENTARIA INTERNACIONAL DE PANAMA, S.A.	PANAMA	PENSIONS	0.00	100.00	100.00		925	54	166	1,161
ARGENTARIA SERVICIOS, S.A.	CHILE	SERVICES	100.00	0.00	100.00		1,163	158	-124	676
ARGENTARIA, S.A.	SPAIN	PORTFOLIO	0.00	100.00	100.00		60	0	-3	56
BANC INTERNACIONAL D'ANDORRA, S.A.	ANDORRA	BANKING	0.00	51.00	51		42,407	252,481	79,826	15,528
BANC INTERNACIONAL OF ANDORRA (CAYMAN) LTD. (EN LIQ.)	CAYMAN ISLANDS	BANKING	0.00	100.00	100.00		3,671	1,659	-25	3,668
BANCA MORA, S.A.	ANDORRA	BANKING	0.00	100.00	100.00	(1)	30,060	0	0	0
BANCO BILBAO VIZCAYA (DEUTSCHLAND), A.G.	GERMANY	BANKING	0.00	100.00	100.00		256	4,913	-47	279
BANCO BILBAO VIZCAYA ARGENTARIA (PANAMA), S.A.	PANAMA	BANKING	53.96	44.81	98.77		21,070	83,982	16,906	19,275
BANCO BILBAO VIZCAYA ARGENTARIA (PORTUGAL), S.A.	PORTUGAL	BANKING	9.52	90.48	100.00		125,000	59,242	23,339	183,916
BANCO BILBAO VIZCAYA ARGENTARIA CHILE, S.A.	CHILE	BANKING	59.35	6.92	66.27		207,073	124,486	19,115	256,323
BANCO BILBAO VIZCAYA ARGENTARIA PUERTO RICO	PUERTO RICO	BANKING	0.00	100.00	100.00		101,860	219,139	32,413	101,860
BANCO BILBAO VIZCAYA ARGENTARIA URUGUAY, S.A.	URUGUAY	BANKING	100.00	0.00	100.00		25,166	18,127	-3,319	35,379
BANCO CONTINENTAL, S.A.	PERU	BANKING	0.00	92.05	92.05		181,732	56,405	55,050	269,891
BANCO DE CREDITO LOCAL, S.A.	SPAIN	BANKING	100.00	0.00	100.00		151,043	118,345	61,812	509,597
BANCO DE PROMOCION DE NEGOCIOS, S.A.	SPAIN	BANKING	0.00	99.79	99.79		14,039	18,090	399	15,137
BANCO DEPOSITARIO BBVA, S.A.	SPAIN	BANKING	0.00	100.00	100.00		5,412	23,640	47,694	1,595
BANCO FRANCES (CAYMAN), LTD (EN LIQ.)	CAYMAN ISLANDS	BANKING	100.00	0.00	100.00		11,665	16,417	1,795	28,237
BANCO INDUSTRIAL DE BILBAO, S.A.	SPAIN	BANKING	0.00	99.93	99.93		32,775	144,367	22,337	97,214
BANCO OCCIDENTAL, S.A.	SPAIN	BANKING	49.43	50.57	100.00		11,630	3,335	192	15,157
BANCO PROVINCIAL OVERSEAS N.V.	DUTCH ANTILLES	BANKING	0.00	100.00	100.00		22,025	93	2,494	24,618
BANCO PROVINCIAL S.A. - BANCO UNIVERSAL	VENEZUELA	BANKING	1.85	53.75	55.60		35,172	155,214	151,997	157,045

EXHIBIT 8.1 PART I

ADDITIONAL INFORMATION ON CONSOLIDATED SUBSIDIARIES

COMPOSING THE BANCO BILBAO VIZCAYA ARGENTARIA GROUP

AS OF DECEMBER 31, 2004

			Percentage of Ownership			Thousand or Euros (*)
Company	Location	Line of Business	Direct	Indirect	Total	Capital Stock as of 12/31/04	Reserves as of 12/31/04	Net Income (loss) for 12/31/04	Net Investment G.E.
BANCO UNO-E BRASIL, S.A.	BRAZIL	BANKING	100.00	0.00	100.00	12,548	1668	1327	16165
BANCOMER ASSET MANAGEMENT INC.	U.S.	FINANCIAL SERVICES	0.00	100.00	100.00	4	-2	0	1
BANCOMER FINANCIAL SERVICES INC.	IRELAND	FINANCIAL SERVICES	0.00	100.00	100.00	3,434	-131	-548	3,011
BANCOMER FOREIGN EXCHANGE INC.	U.S.	FINANCIAL SERVICES	0.00	100.00	100.00	1,468	695	-68	2,065
BANCOMER PAYMENT SERVICES INC.	U.S.	FINANCIAL SERVICES	0.00	100.00	100.00	41	-13	-6	23
BANCOMER SECURITIES INTERNATIONAL, INC.	U.S.	FINANCIAL SERVICES	0.00	100.00	100.00	1,385	-159	1,831	3,056
BANCOMER TRANSFER SERVICE	U.S.	FINANCIAL SERVICES	0.00	100.00	100.00	2,202	2,013	12,930	16,695
BANCOMERCIO SEGUROS, S.A. AGENCIA DE SEGUROS	SPAIN	INSURANCE	99.99	0.01	100.00	60	20	0	60
BANINBAO DE INVERSIONES, S.A.	SPAIN	PORTFOLIO	0.00	100.00	100.00	734	808	20	1,561
BBV AMERICA FUND MANAGER LTD	CAYMAN ISLANDS	FINANCIAL SERVICES	0.00	100.00	100.00	352	13,600	216	362
BBV AMERICA, S.L.	SPAIN	PORTFOLIO	100.00	0.00	100.00	583,127	-194,379	13,703	479,328
BBV BANCO DE FINANCIACION S.A.	SPAIN	BANKING	0.00	100.00	100.00	58,298	9,599	229	64,200
BBV SECURITIES HOLDINGS, S.A.	SPAIN	PORTFOLIO	99.86	0.14	100.00	15,571	16,271	-758	31,086
BBVA & PARTNERS ALTERNATIVE INVESTMENT A.V., S.A.	SPAIN	INSTRUM. REAL ESTATE	70.00	0.00	70.00	908	286	598	1,331
BBVA ADMINISTRADORA GENERAL DE FONDOS S.A.	CHILE	FINANCIAL SERVICES	0.00	100.00	100.00	4,382	7,412	-149	11,637
BBVA AMERICA FINANCE, S.A.	SPAIN	FINANCIAL SERVICES	100.00	0.00	100.00	60	0	-13	60
BBVA BANCO FRANCES, S.A.	ARGENTINA	BANKING	45.65	30.49	76.14	116,419	306,407	-23,094	38,668
BBVA BANCOMER CAPITAL TRUST I.	U.S.	FINANCIAL SERVICES	0.00	100.00	100.00	11,353	0	0	11,360
BBVA BANCOMER FINANCIAL HOLDINGS, INC.	U.S.	PORTFOLIO	0.00	100.00	100.00	31,065	-634	7,288	37,964
BBVA BANCOMER GESTION, S.A. DE C.V.	MEXICO	FINANCIAL SERVICES	0.00	99.99	99.99	66	6,144	7,079	13,288
BBVA BANCOMER HOLDING CORPORATION	U.S.	PORTFOLIO	0.00	100.00	100.00	1,252	-143	1,647	2,757
BBVA BANCOMER SERVICIOS ADMINISTRATIVOS, S.A. DE C.V.	MEXICO	FINANCIAL SERVICES	0.00	100.00	100.00	3	160	88	251
BBVA BANCOMER SERVICIOS, S.A.	MEXICO	BANKING	0.00	100.00	100.00	71,486	140,637	55,848	267,963
BBVA BANCOMER, S.A. DE C.V.	MEXICO	BANKING	0.00	100.00	100.00	252,126	2,537,194	397,091	3,176,175
BBVA BROKER, CORREDURIA DE SEGUROS Y REASEGUROS, S.A.	SPAIN	INSURANCE	0.00	100.00	100.00	60	2,412	1,921	337
BBVA CAPITAL FINANCE, S.A.	SPAIN	FINANCIAL SERVICES	100.00	0.00	100.00	1,975,060	11	17,949	60
BBVA CAPITAL FUNDING, LTD.	CAYMAN ISLANDS	FINANCIAL SERVICES	100.00	0.00	100.00	255,646	-275	18,213	0
BBVA CARTERA DE INVERSIONES,SICAV,S.A.	SPAIN	PORTFOLIO	68.97	0.00	68.97	69,735	101,998	3,022	46,876
BBVA COLOMBIA, S.A.	COLOMBIA	BANKING	76.15	19.22	95.37	23,597	135,797	32,320	155,019
BBVA COMMERCIAL PAPER BV	NETHERLAND	FINANCIAL SERVICES	0.00	100.00	100.00	18	-10	-104	18
BBVA CORREDORA TECNICA DE SEGUROS BHIF LTDA.	CHILE	INSURANCE	0.00	100.00	100.00	1	5,473	2,170	7,642
BBVA CORREDORES DE BOLSA, S.A.	CHILE	INSTRUM. REAL ESTATE	0.00	100.00	100.00	8,797	4,836	2,312	15,886
BBVA CORREDURIA TECNICA ASEGURADORA, S.A.	SPAIN	INSURANCE	99.94	0.06	100.00	102	3,261	787	297
BBVA CRECER AFP, S.A.	DOMINICAN REPUBLIC	FINANCIAL SERVICES	35.00	35.00	70.00	21,119	-10,626	-2,446	3,825
BBVA DINERO EXPRESS, S.A.	SPAIN	FINANCIAL SERVICES	100.00	0.00	100.00	2,476	0	-425	2,186
BBVA E-COMMERCE, S.A.	SPAIN	SERVICES	100.00	0.00	100.00	60,000	-26,530	-2,592	30,878
BBVA FACTORING E.F.C., S.A.	SPAIN	FINANCIAL SERVICES	0.00	100.00	100.00	26,874	132,369	7,519	126,447
BBVA FIDUCIARIA, S.A.	COLOMBIA	FINANCIAL SERVICES	0.00	99.98	99.98	2,733	1,103	348	4,150

EXHIBIT 8.1 PART I

ADDITIONAL INFORMATION ON CONSOLIDATED SUBSIDIARIES

COMPOSING THE BANCO BILBAO VIZCAYA ARGENTARIA GROUP

AS OF DECEMBER 31, 2004

			Percentage of Ownership			Thousand or Euros (*)
Company	Location	Line of Business	Direct	Indirect	Total	Capital Stock as of 12/31/04	Reserves as of 12/31/04	Net Income (loss) for 12/31/04	Net Investment G.E.
BBVA FINANCE (DELAWARE) INC.	U.S.	FINANCIAL SERVICES	100.00	0.00	100.00	110	288	-8	110
BBVA FINANCE (UK), LTD.	U.K.	FINANCIAL SERVICES	0.00	100.00	100.00	3,191	8,409	343	3,324
BBVA FINANCE SPA.	ITALY	FINANCIAL SERVICES	100.00	0.00	100.00	4,648	252	599	4,648
BBVA FUNDOS	PORTUGAL	FINANCIAL SERVICES	0.00	100.00	100.00	1,000	578	841	998
BBVA GEST	PORTUGAL	FINANCIAL SERVICES	0.00	100.00	100.00	1,000	951	1,307	998
BBVA GESTION, SOCIEDAD ANONIMA, SGIIC	SPAIN	FINANCIAL SERVICES	17.00	83.00	100.00	2,140	79,431	59,525	11,436
BBVA GLOBAL FINANCE LTD.	CAYMAN ISLANDS	FINANCIAL SERVICES	100.00	0.00	100.00	1	2,471	898	0
BBVA HOLDING BV	NETHERLANDS	PORTFOLIO	100.00	0.00	100.00	18	18	-62	64
BBVA HORIZONTE PENSIONES Y CESANTIAS, S.A.	COLOMBIA	PENSIONS	78.52	1.76	80.28	10,830	13,973	8,322	25,849
BBVA HORIZONTE, S.A.	PANAMA	PENSIONS	90.00	0.00	90.00	3,671	-21	236	3,304
BBVA IFC, S.A.(PORTUGAL)	PORTUGAL	FINANCIAL SERVICES	0.00	100.00	100.00	21,903	-5,766	664	32,418
BBVA INMOBILIARIA E INVERSIONES S.A.	CHILE	INSTRUM. REAL ESTATE	0.00	68.11	68.11	2,035	0	-209	1,244
BBVA INTERNATIONAL FINANCE BV	NETHERLANDS	FINANCIAL SERVICES	0.00	100.00	100.00	18	0	-16	18
BBVA INTERNATIONAL INVESTMENT CORPORATION	PUERTO RICO	FINANCIAL SERVICES	100.00	0.00	100.00	2,229,140	-109,505	-156	2,739,668
BBVA INTERNATIONAL LIMITED	CAYMAN ISLANDS	FINANCIAL SERVICES	100.00	0.00	100.00	135	1,328,988	150,862	1
BBVA IRELAND PUBLIC LIMITED COMPANY	IRELAND	FINANCIAL SERVICES	100.00	0.00	100.00	312	252,191	12,880	180,381
BBVA PARAGUAY, S.A.	PARAGUAY	BANKING	99.99	0.00	99.99	4,806	11,047	8,616	22,598
BBVA PARTICIPACIONES INTERNACIONAL, S.L.	SPAIN	FINANCIAL SERVICES	92.69	7.31	100.00	53,307	257,268	4,090	273,020
BBVA PATRIMONIOS GESTORA SGIIC, S.A.	SPAIN	FINANCIAL SERVICES	99.99	0.01	100.00	3,907	10,609	8,838	3,907
BBVA PENSIONES CHILE, S.A.	CHILE	PENSIONS	32.23	67.77	100.00	203,664	65,407	15,614	272,865
BBVA PENSIONES, SA, ENTIDAD GESTORA DE FONDOS DE PENSIONES	SPAIN	PENSIONS	100.00	0.00	100.00	12,922	13,016	73,578	12,922
BBVA PLANIFICACION PATRIMONIAL, S.L.	SPAIN	FINANCIAL SERVICES	80.00	20.00	100.00	3	388	14	1
BBVA PREFERRED CAPITAL	CAYMAN ISLANDS	FINANCIAL SERVICES	100.00	0.00	100.00	176,199	-885	15,089	1
BBVA PRIVANZA BANK (JERSEY), LTD.	CHANNEL ISLANDS	BANKING	0.00	100.00	100.00	9,229	77,601	1,199	20,610
BBVA PRIVANZA INTERNATIONAL (GIBRALTAR), LTD	GIBRALTAR	BANKING	0.00	100.00	100.00	2,837	70,895	4,507	8,523
BBVA PROMOCIONES, S.A.	SPAIN	PORTFOLIO	0.00	100.00	100.00	285	346	108	354
BBVA RENTING, S.A.	SPAIN	FINANCIAL SERVICES	0.00	100.00	100.00	50,123	9,682	10,728	20,976
BBVA RESEARCH, S.A.	SPAIN	FINANCIAL SERVICES	99.99	0.01	100.00	60	441	155	501
BBVA SECURITIES HOLDINGS (UK) LIMITED	U.K.	FINANCIAL SERVICES	0.00	100.00	100.00	24,484	-23,849	-125	531
BBVA SECURITIES INC.	U.S.	FINANCIAL SERVICES	0.00	100.00	100.00	0	26,975	-521	26,346
BBVA SECURITIES LTD.	U.K.	FINANCIAL SERVICES	0.00	100.00	100.00	28,596	-25,399	256	3,206
BBVA SECURITIES OF PR, INC.	PUERTO RICO	FINANCIAL SERVICES	100.00	0.00	100.00	591	4,585	-285	6,442
BBVA SEGUROS INC.	U.S.	INSURANCE	0.00	100.00	100.00	184	432	1,228	184
BBVA SENIOR FINANCE BV	NETHERLANDS	FINANCIAL SERVICES	0.00	100.00	100.00	100	-66	-93	100
BBVA SENIOR FINANCE, S.A.U.	SPAIN	FINANCIAL SERVICES	100.00	0.00	100.00	60	0	-4	60
BBVA SOCIEDAD LEASING HABITACIONAL BHIF	CHILE	FINANCIAL SERVICES	0.00	97.48	97.48	2,458	3,229	1,802	7,301
BBVA SUBORDINATED CAPITAL BV	NETHERLANDS	FINANCIAL SERVICES	0.00	100.00	100.00	100	-65	-93	100
BBVA SUBORDINATED CAPITAL S.A.U.	SPAIN	FINANCIAL SERVICES	100.00	0.00	100.00	60	0	-4	60

EXHIBIT 8.1 PART I

ADDITIONAL INFORMATION ON CONSOLIDATED SUBSIDIARIES

COMPOSING THE BANCO BILBAO VIZCAYA ARGENTARIA GROUP

AS OF DECEMBER 31, 2004

			Percentage of Ownership			Thousand or Euros (*)
Company	Location	Line of Business	Direct	Indirect	Total	Capital Stock as of 12/31/04	Reserves as of 12/31/04	Net Income (loss) for 12/31/04	Net Investment G.E.
BBVA SUIZA, S.A. (BBVA SWITZERLAND)	SWITZERLAND	BANKING	39.72	60.28	100.00	46,989	134,674	24,481	55,322
BBVA VALORES GANADERO, S.A. COMISIONISTA DE BOLSA	COLOMBIA	FINANCIAL SERVICES	0.00	100.00	100.00	1,211	1,223	142	2,454
BBVAPR HOLDING CORPORATION	U.S.	PORTFOLIO	100.00	0.00	100.00	101,860	706	-24	255,804
BCL GLOBAL FUNDING BV	NETHERLANDS	FINANCIAL SERVICES	0.00	100.00	100.00	60	-10	-67	61
BCL INTNAL. FINC. LTD.	CAYMAN ISLANDS	FINANCIAL SERVICES	0.00	100.00	100.00	0	378	-106	0
BCL PARTICIPACIONES, S.L.	SPAIN	PORTFOLIO	0.00	100.00	100.00	1,350	-25	-425	901
BEX AMERICA FINANCE INCORPORATED	U.S.	FINANCIAL SERVICES	100.00	0.00	100.00	0	0	0	0
BEXCARTERA, SICAV S.A.	SPAIN	PORTFOLIO	0.00	80.45	80.45	4,176	8,448	153	8,591
BHIF ASESORIAS Y SERVICIOS FINANCIEROS, S.A.	CHILE	FINANCIAL SERVICES	0.00	98.6	98.6	224	2,789	2,281	5,220
BI-BM GESTIO D’ACTIUS, S.A.	ANDORRA	FINANCIAL SERVICES	0.00	100.00	100.00	301	1,656	7,805	301
BILBAO VIZCAYA AMERICA B.V.	NETHERLANDS	FINANCIAL SERVICES	0.00	100.00	100.00	15	247,529	36,579	284,122
BILBAO VIZCAYA HOLDING, S.A.	SPAIN	PORTFOLIO	89.00	11.00	100.00	35,549	2,051	5,591	34,771
BILBAO VIZCAYA INVESTMENT ADVISORY COMPANY	LUXEMBURG	FINANCIAL SERVICES	100.00	0.00	100.00	75	9,695	670	77
BROOKLINE INVESTMENTS,S.L.	SPAIN	PORTFOLIO	100.00	0.00	100.00	3	31,065	-295	33,969
CANAL INTERNATIONAL HOLDING (NETHERLANDS) BV.	NETHERLANDS	PORTFOLIO	0.00	100.00	100.00	150	3,568	18	494
CANAL INTERNATIONAL HOLDING, S.A.	LUXEMBURG	PORTFOLIO	36.00	64.00	100.00	149,893	670,421	131,085	255,843
CANAL TRUST COMPANY, LTD.	CHANNEL ISLANDS	FINANCIAL SERVICES	0.00	100.00	100.00	35	666	159	35
CARTERA E INVERSIONES S.A., CIA DE	SPAIN	PORTFOLIO	100.00	0.00	100.00	132	102,408	56,044	60,541
CASA DE BOLSA BBV - PROBURSA, S.A. DE C.V.	MEXICO	FINANCIAL SERVICES	0.00	100.00	100.00	27,642	16,462	8,932	53,035
CASA DE CAMBIO PROBURSA, S.A. DE C.V.	MEXICO	INSTRUM. REAL ESTATE	0.00	89.56	89.56	6	8	-13	0
CATYA INVESTMENTS LIMITED	CAYMAN ISLANDS	FINANCIAL SERVICES	0.00	100.00	100.00	7	720	40	7
CIA. GLOBAL DE MANDATOS Y REPRESENTACIONES, S.A.	URUGUAY	FINANCIAL SERVICES	0.00	100.00	100.00	4,252	-2,310	-1,609	589
CIDESSA DOS, S.L.	SPAIN	PORTFOLIO	0.00	100.00	100.00	72	11,817	-253	11,635
CIDESSA UNO, S.L.	SPAIN	PORTFOLIO	0.00	100.00	100.00	60	79,750	-8,130	4,754
CIERVANA, S.L.	SPAIN	PORTFOLIO	100.00	0.00	100.00	6,026	45,868	1,270	53,164
COMPAÑIA CHILENA DE INVERSIONES, S.L.	SPAIN	FINANCIAL SERVICES	100.00	0.00	100.00	3	166,489	-1,530	232,977
CONSOLIDAR A.F.J.P., S.A.	ARGENTINA	PENSIONS	46.11	53.89	100.00	871	58,553	1,639	59,811
CONSOLIDAR COMERCIALIZADORA, S.A.	ARGENTINA	INSURANCE	0.00	100.00	100.00	3	228	-34	196
CONSULTORES DE PENSIONES BBV, S.A.	SPAIN	PENSIONS	0.00	100.00	100.00	60	939	-168	174
CONTABILIDAD Y ADMIN. DE NEGOCIOS, S.A. DE C.V.	MEXICO	SERVICES	0.00	96.00	96.00	0	0	0	0
CONTINENTAL BOLSA, SDAD. AGENTE DE BOLSA S.A.	PERU	INSTRUM. REAL ESTATE	0.00	100.00	100.00	1,238	505	428	2,172
CONTINENTAL S. TITULIZADORA	PERU	SERVICES	0.00	100.00	100.00	643	25	-14	655
CONTINENTAL S.A. SOCIEDAD ADMINISTRADORA DE FONDOS	PERU	FINANCIAL SERVICES	0.00	100.00	100.00	2,586	210	427	3,224
CORPORACION DE ALIMENTACION Y BEBIDAS, S.A.	SPAIN	PORTFOLIO	0.00	100.00	100.00	54,090	91,225	5,190	138,508
CORPORACION DE SERVICIOS LOGISTICOS, S.A.	SPAIN	PORTFOLIO	87.64	12.36	100.00	2,009	-553	-104	1,352
CORPORACION GENERAL FINANCIERA, S.A.	SPAIN	PORTFOLIO	100.00	0.00	100.00	124,676	609,238	192,362	452,431
CORPORACION IBV PARTICIPACIONES EMPRESARIALES, S.A.	SPAIN	PORTFOLIO	0.00	50.00	50.00	228,446	45,688	-4,828	134,818
CORPORACION IBV SERVICIOS Y TECNOLOGIAS, S.A.	SPAIN	PORTFOLIO	0.00	50.00	50.00	265,642	222,598	181,436	137,031

EXHIBIT 8.1 PART I

ADDITIONAL INFORMATION ON CONSOLIDATED SUBSIDIARIES

COMPOSING THE BANCO BILBAO VIZCAYA ARGENTARIA GROUP

AS OF DECEMBER 31, 2004

			Percentage of Ownership			Thousand or Euros (*)
Company	Location	Line of Business	Direct	Indirect	Total	Capital Stock as of 12/31/04	Reserves as of 12/31/04	Net Income (loss) for 12/31/04	Net Investment G.E.
CORPORACION INDUSTRIAL Y DE SERVICIOS, S.L.	SPAIN	PORTFOLIO	0.00	100.00	100.00	60	-108,641	212,203	1,251
CREDILOGROS COMPAÑIA FINANCIERA, S.A.	ARGENTINA	FINANCIAL SERVICES	29.95	70.05	100.00	14,103	-6,712	700	7,820
DESITEL TECNOLOGIA Y SISTEMAS, S.A. DE C.V.	MEXICO	SERVICES	0.00	100.00	100.00	196	942	43	1,181
DEUSTO, S.A. DE INVERSION MOBILIARIA	SPAIN	PORTFOLIO	0.00	100.00	100.00	3,624	7,639	-429	10,834
DINERO EXPRESS SERVICIOS GLOBALES, S.A.	SPAIN	FINANCIAL SERVICES	100.00	0.00	100.00	2,000	14,000	35	16,000
E-VENTURES CAPITAL INTERNET, S.A.	SPAIN	FINANCIAL SERVICES	0.00	50.00	50.00	3,042	10,274	-1,032	5,658
ELANCHOVE, S.A.	SPAIN	PORTFOLIO	100.00	0.00	100.00	1,204	2,348	-326	1,500
ESPANHOLA COMERCIAL E SERVIÇOS, LTDA.	BRAZIL	FINANCIAL SERVICES	100.00	0.00	100.00	5,252	-3,238	-3,072	0
EUROPEA DE TITULIZACION, S.A., SDAD.GEST.DE FDOS.DE TITUL.	SPAIN	FINANCIAL SERVICES	82.97	0.00	82.97	1,803	1,293	1,787	1,506
EURORISK, S.A.	SPAIN	INSURANCE	0.00	100.00	100.00	60	981	309	60
FACTOR MULTIBA, S.A. DE C.V.	MEXICO	FINANCIAL SERVICES	0.00	100.00	100.00	1,325	-1,305	-20	0
FACTORAJE PROBURSA, S.A. DE C.V.	MEXICO	INSTRUM. REAL ESTATE	0.00	100.00	100.00	2,180	-1,641	-76	464
FIDEICOMISO 29763-0 SOCIO LIQUIDADOR OP.FINAN.POSICION PRO	MEXICO	FINANCIAL SERVICES	0.00	100.00	100.00	7,097	6,464	1,462	15,022
FIDEICOMISO 29764-8 SOCIO LIQUIDADOR POSICION DE TERCEROS	MEXICO	FINANCIAL SERVICES	0.00	100.00	100.00	11,210	4,412	440	16,062
FIDEICOMISO CENTRO CORPORATIVO REGIONAL F/47433-8	MEXICO	SERVICES	0.00	100.00	100.00	0	-328	4,352	4,024
FIDEICOMISO INGRAL	COLOMBIA	SERVICES	0.00	100.00	100.00	1,146	-276	-128	140
FINANCIERA ESPAÑOLA, S.A.	SPAIN	PORTFOLIO	85.85	14.15	100.00	4,495	1,931	-1,244	4,522
FINANZIA TRUCK, EFC, S.A.	SPAIN	FINANCIAL SERVICES	0.00	100.00	100.00	5,416	3,728	121	8,596
FINANZIA, BANCO DE CREDITO, S.A.	SPAIN	BANKING	0.00	100.00	100.00	14,983	90,909	9,021	56,203
FRANCES ADMINISTRADORA DE INVERSIONES, S.A. G.F.C.INVERS.	ARGENTINA	FINANCIAL SERVICES	0.00	100.00	100.00	25	2,746	634	3,405
FRANCES VALORES SOCIEDAD DE BOLSA, S.A.	ARGENTINA	FINANCIAL SERVICES	0.00	100.00	100.00	395	1,157	335	1,887
GESTION DE PREVISION Y PENSIONES, S.A.	SPAIN	PENSIONS	70.00	0.00	70.00	12,600	5,786	1,415	8,830
GESTION Y ADMINISTRACION DE RECIBOS, S.A.	SPAIN	SERVICES	0.00	100.00	100.00	150	279	120	150
GFB SERVICIOS, S.A. DE C.V.	MEXICO	SERVICES	0.00	100.00	100.00	580	890	28	1,498
GRAN JORGE JUAN, S.A.	SPAIN	REAL ESTATE	100.00	0.00	100.00	13,222	-3,107	-1	10,116
GRELAR GALICIA, S.A.	SPAIN	PORTFOLIO	0.00	100.00	100.00	3,089	968	81	4,137
GRUPO FINANCIERO BBVA BANCOMER, S.A. DE C.V.	MEXICO	FINANCIAL SERVICES	48.69	51.01	99.7	67,211	3,690,893	481,732	5,924,780
HOLDING CONTINENTAL, S.A.	PERU	PORTFOLIO	50.00	0.00	50.00	237,105	28,520	40,444	140,866
HOLDING DE PARTICIPACIONES INDUSTRIALES 2000, S.A.	SPAIN	PORTFOLIO	0.00	50.00	50.00	41,470	3,078	25,988	20,735
INMOBILIARIA ASUDI, S.A.	SPAIN	INSTRUM. REAL ESTATE	99.99	0.01	100.00	84	2,887	-154	2,817
INMUEBLES Y RECUPERACIONES CONTINENTAL	PERU	INSTRUM. REAL ESTATE	0.00	100.00	100.00	37,873	-11,411	-4,357	22,105
INVERAHORRO, S.L.	SPAIN	PORTFOLIO	100.00	0.00	100.00	61	407	6	473
INVERSIONES BANPRO INTERNATIONAL INC. N.V.	DUTCH ANTILLES	FINANCIAL SERVICES	48.01	0.00	48.01	24,961	240	2,516	11,390
INVERSIONES BAPROBA, C.A.	VENEZUELA	SERVICES	100.00	0.00	100.00	582	375	354	1,307
INVERSIONES MOBILIARIAS, S.L.	SPAIN	PORTFOLIO	100.00	0.00	100.00	489	158	13	660

EXHIBIT 8.1 PART I

ADDITIONAL INFORMATION ON CONSOLIDATED SUBSIDIARIES

COMPOSING THE BANCO BILBAO VIZCAYA ARGENTARIA GROUP

AS OF DECEMBER 31, 2004

Company	Location	Line of Business	Percentage of Ownership			Thousand or Euros (*)
			Direct	Indirect	Total	Capital Stock as of 12/31/04	Reserves as of 12/31/04	Net Income (loss) for 12/31/04	Net Investment G.E.
INVERSORA OTAR, S.A.	ARGENTINA	PORTFOLIO	0.00	99.91	99.91	16	45,553	-4,394	2
KANTARA LIMITED (EN LIQ.)	CHANNEL ISLANDS	INSTRUM. REAL ESTATE	0.00	100.00	100.00	2	2,012	749	1,871
LEASIMO - SOCIEDADE DE LOCACAO FINANCEIRA, S.A.	PORTUGAL	FINANCIAL SERVICES	0.00	100.00	100.00	7,500	1,299	845	11,576
MERCURY BANK & TRUST LTD.	CAYMAN ISLANDS	BANKING	0.00	100.00	100.00	3,071	540	274	3,886
MILANO GESTIONI, SRL.	ITALY	INSTRUM. REAL ESTATE	0.00	100.00	100.00	46	169	13	46
OCCIVAL, S.A.	SPAIN	PORTFOLIO	100.00	0.00	100.00	3,141	4,955	176	8,211
OLIMAR, S.A.	SPAIN	PORTFOLIO	0.00	100.00	100.00	619	1,730	46	2,324
OPCION VOLCAN, S.A.	MEXICO	INSTRUM. REAL ESTATE	0.00	100.00	100.00	17,075	39,344	-193	56,227
PARTICIPACIONES ARENAL, S.L.	SPAIN	PORTFOLIO	0.00	100.00	100.00	4,673	1,123	79	5,874
PARTIDES SDAD. COMANDITARIA POR ACCIONES	FRANCIA	PORTFOLIO	0.00	100.00	100.00	8	297	-6	300
PROMOCION EMPRESARIAL XX, S.A.	SPAIN	FINANCIAL SERVICES	100.00	0.00	100.00	1,599	353	23	1,522
PROMOCIONES INMOBILIARIAS ARJONA, S.A.	SPAIN	INSTRUM. REAL ESTATE	100.00	0.00	100.00	1,202	257	20	1,210
PROMOTORA PROMEX, S.A. DE C.V. (EN LIQ.)	MEXICO	FINANCIAL SERVICES	0.00	100.00	100.00	36	-12	-3	20
PROVIDA INTERNACIONAL, S.A.	CHILE	PENSIONS	0.00	100.00	100.00	28,043	13,588	8,993	50,619
PROVINCIAL DE VALORES CASA DE BOLSA	VENEZUELA	FINANCIAL SERVICES	0.00	90.00	90.00	1,149	1,465	1,646	3,834
PROVINCIAL SDAD.ADMIN.DE ENTIDADES DE INV.COLECTIVA, C.A.	VENEZUELA	FINANCIAL SERVICES	0.00	100.00	100.00	632	27	267	927
PROVIVIENDA, ENTIDAD RECAUDADORA Y ADMIN.DE APORTES, S.A.	BOLIVIA	PENSIONS	0.00	100.00	100.00	98	46	31	172
PROYECTOS INDUSTRIALES CONJUNTOS, S.A. DE	SPAIN	PORTFOLIO	0.00	100.00	100.00	3,005	402	44	3,148
PSA FINANCE ARGENTINA COMPAÑIA FINANCIERA, S.A.	ARGENTINA	FINANCIAL SERVICES	0.00	50.00	50.00	4,446	1,285	-254	2,738
S.GESTORA FONDO PUBL.REGUL.MERCADO HIPOTECARIO, S.A.	SPAIN	FINANCIAL SERVICES	77.2	0.00	77.2	150	7	-2	138
S.I.P.I.E.M.S.A.	MOROCCO	PORTFOLIO	0.00	100.00	100.00	1,248	-1,206	-650	0
SCALDIS FINANCE, S.A.	BELGIUM	PORTFOLIO	0.00	100.00	100.00	3,084	399	2	3,416
SERVICIOS CORPORATIVOS BANCOMER, S.A. DE C.V.	MEXICO	PENSIONS	0.00	100.00	100.00	3	214	11	228
SERVICIOS EXTERNOS DE APOYO EMPRESARIAL, S.A DE C.V.	MEXICO	SERVICES	0.00	100.00	100.00	500	657	42	1,199
SOCIEDAD DE ESTUDIOS Y ANALISIS FINANC.,S.A.	SPAIN	PORTFOLIO	100.00	0.00	100.00	1,470	169,173	3,223	114,518
SOCIETAT GENERAL D'INVERSIONS, S.L.(EN LIQ.)	ANDORRA	PORTFOLIO	0.00	100.00	100.00	1	1	51	1
SOCIETE HISPANO-MAROCAINE DE SERVICES, S.A.	MOROCCO	PORTFOLIO	0.00	100.00	100.00	1,159	-979	-54	0
SPORT CLUB 18, S.A.	SPAIN	PORTFOLIO	99.98	0.02	100.00	60	5,543	4,852	12,010
TRANSITORY CO	PANAMA	INSTRUM. REAL ESTATE	0.00	100.00	100.00	304	345	-345	304
UNO-E BANK, S.A.	SPAIN	BANKING	34.35	32.65	67.00	80,317	31,145	8,068	75,845
VALLEY BANK	U.S.	BANKING	0.00	100.00	100.00	9,267	951	-37	10,228

Information on foreign companies at exchange rate on 12/31/04

(1)	Consolidated with Banc Internacional D'Andorra, S.A.

(*)	Unaudited data.

EXHIBIT 8.1 PART II

ADDITIONAL INFORMATION ON OWNERSHIP INTERESTS HELD

BY THE BANCO BILBAO VIZCAYA ARGENTARIA GROUP

AS OF DECEMBER 31, 2004

(Including the most significant companies which, taken as a whole, represent 98% of the total investment in this connection)

			Percentage of Ownership				Thousands of Euros
Company	Location	Line of Business	Direct	Indirect	Total		Capital Stock	Reserves	Net Income (Loss)		Consolidated Cost
	A. COMPANIES ACCOUNTED FOR BY THE EQUITY METHOD
LISTED COMPANIES
BANCA NAZIONALE DEL LAVORO, S.P.A.	ITALY	BANKING	14.64	0.00	14.64		1,105,832	2,910,604	140,784	(1)	765,258
BANCO BRADESCO, S.A.	BRAZIL	BANKING	5.00	0.00	5.00		1,917,769	1,424,596	664,878	(1)	221,904
BRUNARA SIMCAV, S.A.	SPAIN	PORTFOLIO	0.86	17.05	17.91		28,026	296,035	12,126		30,942
CEMENTOS LEMONA, S.A.	SPAIN	INDUSTRIAL	6.54	0.00	6.54		6,160	49,034	10,846	(1)	7,947
GAMESA CORPORATIVA, S.A.	SPAIN	INDUSTRIAL	0.22	12.89	13.11	(2)	40,550	41,755	119,739	(1)	94,114
IBERDROLA, S.A.	SPAIN	SERVICES	3.14	5.48	8.62	(3)	2,704,648	4,131,612	606,285	(1)	1,011,431
IBERIA LINEAS AEREAS DE ESPAÑA, S.A.	SPAIN	SERVICES	7.38	0.00	7.38	(4)	716,833	412,496	105,762	(1)	153,355
REPSOL YPF, S.A.	SPAIN	SERVICES	5.17	0.00	5.17	(5)	1,220,863	10,100,762	2,020,000	(1)	951,306
SOGECABLE, S.A.	SPAIN	SERVICES	0.22	3.88	4.10	(6)	252,009	489,861	-320,702	(1)	19,926
TELEFONICA, S.A.	SPAIN	SERVICES	1.80	3.93	5.73	(7)	4,955,891	10,147,460	1,373,710	(1)	1,696,306
TUBOS REUNIDOS, S.A.	SPAIN	INDUSTRIAL	0.00	24.26	24.26		20,493	129,641	4,019	(1)	19,549
NON LISTED COMPANIES
AZERTIA, TECNOLOGIAS DE LA INFORMACION, S.A.	SPAIN	SERVICES	0.00	50.00	50.00		36,132	-9,641	4,063		18,704
COMPAÑIA ESPAÑOLA DE FINANCIACION DEL DESARROLLO S.A.	SPAIN	SERVICES	21.82	0.00	21.82		39,396	6,728	613		10,155
CONCESION SABANA DE OCCIDENTE, S.A.	COLOMBIA	SERVICES	0.00	47.20	47.20		8,972	4,805	3,803		9,743
CONSERVAS GARAVILLA, S.A.	SPAIN	INDUSTRIAL	0.00	41.17	41.17		8,270	38,745	494	(1)	19,605
G.H. ELECTROTERMIA, S.A.	SPAIN	SERVICES	0.00	39.25	39.25		1,641	13,056	2,070		6,797
GESTENAR, S.L.	SPAIN	REAL ESTATE	0.00	40.00	40.00		1,000	0	-9		7,645
INENSUR BRUNETE, S.L.	SPAIN	REAL ESTATE	0.00	50.00	50.00		9,880	2,061	-56		12,656
LANDATA INGENIERIA, S.A.	SPAIN	SERVICES	0.00	50.00	50.00		10,237	16,603	3,646		15,512
LAS PEDRAZAS GOLF, S.L.	SPAIN	REAL ESTATE	0.00	50.00	50.00		32,000	0	0		15,989
MONTEALMENARA GOLF, S.L.	SPAIN	REAL ESTATE	0.00	50.00	50.00		15,698	0	0		7,831
ONEXA, S.A. DE C.V.	MEXICO	FINANCIAL SERVICES	0.00	49.80	49.80		230,164	-170,321	39,158	(1)	35,218
PART.SERVIRED, SDAD.CIVIL	SPAIN	SERVICES	20.50	0.92	21.42		17,803	28,573	13		10,400
PROMOTORA METROVACESA, S.L.	SPAIN	REAL ESTATE	0.00	50.00	50.00		18,278	1,795	-24		9,503
TECNICAS REUNIDAS, S.A.	SPAIN	SERVICES	0.00	25.39	25.39		5,687	79,053	36,534	(1)	34,370
TELTRONIC, S.A.	SPAIN	INDUSTRIAL	0.00	50.00	50.00		247	17,622	2,502		8,687
OTHERS COMPANIES											107,518
TOTAL											5,302,371

Data taken from the latest financial statements approved as of the date preparation of this annual report, generally relating to 2002.

In the case of foreign companies, the exchange rate as of the reference date is applied.

(1)	Consolidated data.

(2)	12,89% of which relates to the long-term holding.

(3)	5,48% of which relates to the long-term holding.

(4)	7,11% of which relates to the long-term holding.

(5)	5,01% of which relates to the long-term holding, including 0,761% which is not accounted for by the equity method because its market risk is hedged with derivatives.

(6)	3,87% of which relates to the long-term holding.

(7)	5,16% of which relates to the long-term holding, including 1,82% which is not accounted for by the equity method because its market risk is hedge with derivatives.

EXHIBIT 8.1 PART III

ADDITIONAL INFORMATION ON COMPANIES IN THE NON-CONSOLIDABLE GROUP

OF THE BANCO BILBAO VIZCAYA ARGENTARIA GROUP

AS OF DECEMBER 31, 2004

(Including the most significant companies which, taken as a whole, represent 97% of total investment in this connection)

			Percentage of Ownership			Thousands of Euros
Company	Location	Line of Business	Direct	Indirect	Total	Capital Stock	Reserves	Net Income (Loss)	Consolidated Cost
UNLISTED COMPANIES
ANIDA DESARROLLOS INMOBILIARIOS, S.L.	SPAIN	REAL ESTATE	0.00	100.00	100.00	76,763	2,119	31,497	91,565
ASSEGURANCES PRINCIPAT, S.A.	ANDORRA	INSURANCE	0.00	100.00	100.00	1,503	2,470	257	5,543
ATUEL FIDEICOMISOS, S.A.	ARGENTINA	SERV.FINANCIER.	0.00	100.00	100.00	27	24	12	3,341
AUTOMERCANTIL-COMERCIO E ALUGER DE VEICULOS AUTOM., LDA.	PORTUGAL	SERVICES	0.00	100.00	100.00	1,247	2,161	-3,340	14,148
BBVA CONSOLIDAR SEGUROS, S.A.	ARGENTINA	INSURANCE	87.78	12.22	100.00	1,211	7,945	287	10,040
BBVA RE LIMITED	IRELAND	INSURANCE	0.00	100.00	100.00	650	1,346	1,586	4,743
BBVA SEGUROS DE VIDA, S.A.	CHILE	INSURANCE	0.00	100.00	100.00	12,670	467	369	15,179
BBVA SEGUROS GANADERO COMPAÑIA DE SEGUROS DE VIDA, S.A.	COLOMBIA	INSURANCE	94.00	6.00	100.00	5,397	1,063	1,989	12,350
BBVA SEGUROS GANADERO COMPAÑIA DE SEGUROS, S.A.	COLOMBIA	INSURANCE	94.00	6.00	100.00	5,226	1,323	1,203	4,477
BBVA SEGUROS, S.A.	SPAIN	INSURANCE	97.15	2.78	99.93	210,440	92,096	116,638	425,094
BBVA TRADE, S.A.	SPAIN	SERVICES	0.00	100.00	100.00	1,803	9,694	4,301	8,877
CONSOLIDAR ASEGURADORA DE RIESGOS DEL TRABAJO, S.A.	ARGENTINA	INSURANCE	87.50	12.50	100.00	807	29,515	1,065	34,416
CONSOLIDAR CIA. DE SEGUROS DE RETIRO, S.A.	ARGENTINA	INSURANCE	33.33	66.67	100.00	807	10,092	-717	10,489
CONSOLIDAR CIA. DE SEGUROS DE VIDA, S.A.	ARGENTINA	INSURANCE	34.04	65.96	100.00	807	9,357	3,187	18,952
DESARROLLO URBANISTICO DE CHAMARTIN, S.A.	SPAIN	REAL ESTATE	0.00	72.50	72.50	73,625	-624	-233	20,008
EDIFICACIONES NERVION, S.A.	SPAIN	REAL ESTATE	0.00	60.00	60.00	9,276	818	-63	6,018
EDIFICIO LINARES, S.L.	SPAIN	REAL ESTATE	100.00	0.00	100.00	4,988	-592	196	5,590
EL ENCINAR METROPOLITANO, S.A.	SPAIN	REAL ESTATE	0.00	98.76	98.76	64	7,660	-1,453	5,521
EXPLOTACIONES AGROPECUARIAS VALDELAYEGUA, S.A.	SPAIN	REAL ESTATE	0.00	100.00	100.00	10,000	0	0	10,035
FINANZIA AUTORENTING, S.A.	SPAIN	SERVICES	0.00	85.00	85.00	6,880	13,284	2,096	21,522
INMOBILIARIA BILBAO, S.A.	SPAIN	REAL ESTATE	0.00	100.00	100.00	1,746	1,720	-35	3,444
INMOBILIARIA Y PROMOTORA RURAL MEXIQUENSE, S.A DE C.V.	MEXICO	REAL ESTATE	0.00	73.66	73.66	9,193	9,239	-397	7,912
PENSIONES BANCOMER, S.A. DE C.V.	MEXICO	INSURANCE	0.00	100.00	100.00	13,055	24,144	15,850	62,045
PROYECTO MUNDO AGUILON, S.L	SPAIN	SERVICES	0.00	70.00	70.00	30	19,135	2,879	15,113
SEGUROS BANCOMER, S.A. DE C.V.	MEXICO	INSURANCE	24.99	75.01	100.00	13,173	44,566	31,903	95,931
SEGUROS PROVINCIAL, C.A.	VENEZUELA	INSURANCE	0.00	100.00	100.00	1,307	1,744	2,957	7,089
SENORTE VIDA Y PENSIONES, S.A. CIA.DE SEGUROS Y REASEG.	SPAIN	INSURANCE	0.00	100.00	100.00	33,356	14,520	2,014	42,281
UNITARIA INMOBILIARIA, S.L.	SPAIN	REAL ESTATE	0.00	100.00	100.00	42,071	3,608	5,678	48,659
URBANIZADORA TINERFEÑA, S.A.	SPAIN	REAL ESTATE	0.00	100.00	100.00	6,987	1,757	145	9,064
OTHER COMPANIES									32,455
TOTAL									1,051,901

Data taken from the latest financial statements approved as of the date of preparation of this annual report, generally relating to 2003.

In the case of foreign companies, the exchange rate as of the reference date is applied.